UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 15, 2019 (October 14, 2019)

ALLERGAN PLC

(Exact name of Registrant as specified in its charter)

Ireland	001-36867	98-1114402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clonshaugh Business and Technology Park

Coolock, Dublin, D17 E400, Ireland

(Address of principal executive offices)

(862) 261-7000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share, par value $0.0001 per share	AGN	New York Stock Exchange
Floating rate notes due 2020	AGN20A	New York Stock Exchange
0.500% notes due 2021	AGN21	New York Stock Exchange
1.500% notes due 2023	AGN23A	New York Stock Exchange
1.250% notes due 2024	AGN24A	New York Stock Exchange
2.625% notes due 2028	AGN28	New York Stock Exchange
2.125% notes due 2029	AGN29	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 14, 2019, Allergan plc (“Allergan”) held a special court-ordered meeting of shareholders (the “Court Meeting”) and an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”), in each case in connection with the previously announced transaction whereby Venice Subsidiary, LLC, a Delaware corporation (“Acquirer Sub”), a direct wholly owned subsidiary of AbbVie Inc., will acquire Allergan (the “acquisition” or the “transaction”) pursuant to a scheme of arrangement under Chapter 1 of Part 9 of the Irish Companies Act 2014 (the “Act”) and a capital reduction under Sections 84 to 86 of the Act.

The final results of voting on each of the items submitted to a vote of Allergan’s shareholders at the Court Meeting and the Extraordinary General Meeting are as follows:

Court Meeting

Proposal 1: To approve the scheme of arrangement.

Allergan shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For	Against	Abstain
225,069,013	812,742	638,027

In addition, of the 567 record shareholders voting on the proposal, 518 record shareholders or 91.36% of those voting voted in favor of the proposal and 49 record shareholders or 8.64% of those voting voted against the proposal.

Extraordinary General Meeting

Proposal 1: To approve the scheme of arrangement and authorize the directors of Allergan to take all such actions as they consider necessary or appropriate for carrying the scheme of arrangement into effect.

Allergan shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For	Against	Abstain
225,075,108	818,689	640,835

Proposal 2: To approve the cancellation of any Allergan ordinary shares in issue at 11:59 p.m., Irish time, on the day before the Irish High Court hearing to sanction the scheme (excluding, in any case, any Allergan ordinary shares which are held from time to time by AbbVie, Acquirer Sub or any other subsidiary of AbbVie, if any).

Allergan shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For	Against	Abstain
225,058,268	478,883	997,481

Proposal 3: To authorize the directors of Allergan to allot and issue new Allergan shares, fully paid up, to Acquirer Sub and/or its nominee(s) in connection with effecting the scheme.

Allergan shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For	Against	Abstain
225,042,243	492,964	999,425

Proposal 4: To amend the articles of association of Allergan so that any ordinary shares of Allergan that are issued at or after 9:00 a.m. (Eastern Time) on September 16, 2019 to persons other than Acquirer Sub or its nominees will either be subject to the terms of the scheme or will be immediately and automatically acquired by Acquirer Sub and/or its nominee(s) for the scheme consideration.

Allergan shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For	Against	Abstain
225,027,226	475,707	1,031,699

Proposal 5: To approve, on a non-binding, advisory basis, specified compensatory arrangements between Allergan and its named executive officers relating to the transaction.

Allergan shareholders approved the proposal with the following voting results including the percentage of votes cast for and against the proposal:

For	Against	Abstain
202,856,963	12,537,288	11,140,381

Item 8.01.	Other Events.

On October 14, 2019, Allergan issued a press release announcing the results of its special meetings of shareholders. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated October 14, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements with respect to a possible acquisition involving AbbVie and Allergan and AbbVie’s, Allergan’s and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for AbbVie and, following the acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, among others, the difficulty of predicting the timing or outcome of FDA approvals or actions, if any, the impact of competitive products and pricing, market acceptance of and continued demand for Allergan’s products, the impact of uncertainty around timing of generic entry related to key products, including RESTASIS®, on our financial results, risks associated with divestitures, acquisitions, mergers and joint ventures, risks related to impairments, uncertainty associated with financial projections, projected debt reduction, projected cost reductions, projected synergies, restructurings, increased costs, and adverse tax consequences, difficulties or delays in manufacturing; risks related to the proposed transaction, such as, but not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, adverse effects on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares and on AbbVie’s or Allergan’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Allergan’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of AbbVie’s shares of common stock or Allergan’s ordinary shares, significant transaction costs and/or unknown or inestimable liabilities, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of Allergan’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this report could cause AbbVie’s plans with respect to Allergan or Allergan’s actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this report are therefore cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Additional information about economic, competitive, governmental, technological and other factors that may affect Allergan is set forth in Allergan’s periodic public filings with the SEC, including, but not limited to, Allergan’s Annual Report on Form 10-K for the year ended December 31, 2018, Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2019, and, from time to time, Allergan’s other investor communications, in each case, the contents of which are not incorporated by reference into, nor do they form part of, this report.

Any forward-looking statements in this report are based upon information available to Allergan and/or its board of directors, as the case may be, as of the date of this report and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, neither Allergan nor any member of its board of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Allergan or its board of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

Statement Required by the Irish Takeover Rules

The Allergan directors accept responsibility for the information contained in this report. To the best of the knowledge and belief of the Allergan directors (who have taken all reasonable care to ensure such is the case), the information contained in this report for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allergan plc

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	EVP and Chief Legal Officer and Corporate Secretary

Dated: October 15, 2019